UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2020

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	TRHC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	______ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	______ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	______ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	______ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On October 5, 2020 (the “Closing Date”), Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), and Tabula Rasa HealthCare Group, Inc., a Delaware corporation and wholly-owned subsidiary of TRHC (“Purchaser”), entered into, and consummated the transactions contemplated by, a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among TRHC, Purchaser, Personica Holdings, Inc., a Wisconsin corporation (the “Seller”), Peter C. Farrow (“Farrow”), Robert Tanner (“Tanner”), Michele Bauer (“Bauer”), Luke Johnson (“Johnson” and together with Farrow, Tanner and Bauer, the “Seller Group” and the Seller Group together with the Seller, the “Seller Parties”) and Personica Holdings, Inc., solely in its capacity as the Seller Representative. Pursuant to the Purchase Agreement, the Seller assigned, transferred and sold to Purchaser, and Purchaser purchased from the Seller, all of the issued and outstanding membership interests of Personica, LLC, a Delaware limited liability company (“Personica” and such assignment and transfer, the “Transaction”). Capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement.

At the closing of the Transaction, Purchaser paid (i) $10.0 million in cash consideration, subject to adjustments set forth in the Purchase Agreement, (ii) issued 555,555 shares of TRHC common stock, and (iii) entered into promissory notes (collectively, the “Notes”) for the payment of (a) $7.5 million in cash within two business days following January 1, 2021, (b) $5.5 million in cash within two business days following April 1, 2021, and (c) $4 million in cash within two business days following the date that is 12 months following the Closing Date. Purchaser may set-off amounts due under the Notes to the extent Purchaser is entitled to indemnification under the Purchase Agreement or in respect of adjustments to the Purchase Price.

The Purchase Agreement includes customary terms and conditions, including provisions that require the Seller Parties to indemnify Indemnified Purchaser Parties for certain losses incurred, including as a result of a breach by any Seller Party of his, her or its respective representations, warranties or covenants under the Purchase Agreement. The foregoing description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made by the Seller Parties and Personica to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Amendment to Loan Agreement

In connection with the Transaction, on October 5, 2020, TRHC, Purchaser, CK Solutions, LLC, a Delaware limited liability company (“CK Solutions” and, together with TRHC and Purchaser, the “Borrowers”) entered into a Loan and Security Modification Agreement (the “Amendment”) with the several banks and other financial institutions or entities party thereto (the “Lenders”) and Western Alliance Bank, an Arizona corporation, as a Lender and as administrative agent and collateral agent for the Lenders (the “Agent”). The Amendment amends that certain Amended and Restated Loan and Security Agreement, dated September 6, 2017, by and among the Borrowers, the Lenders and the Agent. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth under the heading “Membership Interest Purchase Agreement” in Item 1.01 above are incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above with respect to the Amendment are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Issuances in connection with Personica Transaction

The disclosures set forth under the heading “Membership Interest Purchase Agreement” in Item 1.01 above are incorporated by reference into this Item 3.02. TRHC issued common stock in connection with the closing of the Transaction in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). TRHC relied on representations made by the individuals who received TRHC common stock to the effect that they were acquiring the TRHC common stock for investment purposes and not with a view to, or for resale in connection with, the distribution of such securities in violation of applicable securities laws and that they had sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in such securities.

Issuances in connection with Cognify Transaction

On August 31, 2020, in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act, TRHC issued 135,434 shares of common stock (valued at $48.44 per share for a total value of $6.56 million) as full and complete payment of the contingent consideration pursuant that certain Stock Purchase Agreement, dated as of October 19, 2018, by and among TRHC MEC Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of TRHC, each stockholder of Cognify, Inc., a California corporation, and Mace Wolf, solely in his capacity as the Sellers’ Representative. TRHC relied on representations made by the individuals who received TRHC common stock to the effect that they were acquiring the TRHC common stock for investment purposes and not with a view to, or for resale in connection with, the distribution of such securities in violation of applicable securities laws and that they had sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in such securities.

Item 7.01 Regulation FD Disclosure.

On October 5, 2020, TRHC issued a press release announcing the completion of the Transaction.

Personica reported 2019 revenue of $9.7 million, representing an increase of 25% versus 2018, and EBITDA of $1.5 million for 2019. EBITDA is defined as the sum of net income including net interest expense, provision for income taxes, and depreciation and amortization, and is a non-GAAP measure. TRHC believes that the presentation of EBITDA is appropriate to provide additional information to investors about Personica’s operating profitability.

The following table reconciles net income to EBITDA:

Twelve months ended December 31, 2019 (dollars in thousands)
Net income	$1,502
Interest income, net	(60)
Taxes	12
Depreciation and amortization	51
EBITDA	$1,505

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of TRHC.

Item 8.01 Other Events.

The following risk factors are provided to update the risk factors of TRHC previously disclosed in TRHC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020:

We face additional risks as a result of the Transaction and may be unable to integrate our businesses successfully and realize the anticipated synergies and related benefits of the Transaction or do so within the anticipated timeframe.

On October 5, 2020, we completed our acquisition of Personica. As a result of the Transaction, the Company faces various additional risks, including, among others, the following:

•	our inability to successfully evaluate and utilize Personica’s products, services, technologies or personnel;

•	disruption to Personica’s business and operations and relationships with service providers, customers, employees and other partners;

•	negative effects on our products, product pipeline and services from the changes and potential disruption that may follow the Transaction;

•	diversion of our management’s attention from other strategic activities;

•	our inability to successfully combine the Personica business in a manner that permits us to achieve the cost savings anticipated to result from the Transaction;

•	diversion of significant resources from the ongoing development of our existing products, services and operations; and

•	greater than anticipated costs related to the integration of Personica’s business and operations into ours.

Our ability to execute all such plans will depend on various factors, many of which remain outside our control. Any of these risks could adversely affect our business and financial results.

The process of integrating Personica’s operations into our operations could result in unforeseen operating difficulties and require significant resources.

The following factors, among others, could reduce our revenues and earnings, increase our operating costs, and result in a loss of projected synergies:

•	if we are unable to successfully integrate the duties, responsibilities, and other factors of interest to the management and employees of the acquired business, we could lose employees to our competitors, which could significantly affect our ability to operate the business and complete the integration;

•	if we are unable to implement and retain uniform standards, controls, policies, procedures and information systems; and

•	if the integration process causes any delays with the delivery of our services, or the quality of those services, we could lose customers, which would reduce our revenues and earnings.

The process of integrating Personica and its associated services and technologies involves numerous risks that could materially and adversely affect our results of operations or stock price.

The following factors, among others, could materially and adversely affect our results of operations or stock price:

•	expenses related to the acquisition process and impairment charges to goodwill and other intangible assets related to the acquisition;

•	the dilutive effect on earnings per share as a result of issuances of our stock and incurring operating losses;

•	stock volatility due to investors’ uncertainty regarding the value of Personica;

•	diversion of capital from other uses;

•	failure to achieve the anticipated benefits of the acquisition in a timely manner, or at all; and

•	adverse outcome of litigation matters or other contingent liabilities assumed in or arising out of the acquisition.

Notwithstanding the due diligence investigation we performed in connection with the Transaction, Personica may have liabilities, losses, or other exposures for which we do not have adequate insurance coverage, indemnification, or other protection.

While we performed significant due diligence on Personica prior to signing the Purchase Agreement, we are dependent on the accuracy and completeness of statements and disclosures made or actions taken by Personica and its representatives when conducting due diligence and evaluating the results of such due diligence. We did not control and may be unaware of activities of Personica before the acquisition, including intellectual property and other litigation or disputes, information security vulnerabilities, violations of laws, policies, rules and regulations, commercial disputes, tax liabilities and other liabilities.

Our post-closing recourse is limited under the Purchase Agreement.

The Sellers Parties’ obligations to indemnify us is limited to, among others, breaches of specified representations and warranties and covenants included in the Purchase Agreement and other specific indemnities as set forth in the Purchase Agreement. In the event that any Seller Party breaches a representation or warranty other than a Fundamental Representation (as defined in the Purchase Agreement), we cannot recover in respect of a claim for indemnification pursuant to the Purchase Agreement with respect to such non-Fundamental Representation unless and until the indemnifiable losses exceed $150,000, and we cannot make an indemnification claim against the Seller Parties for a breach of a non-Fundamental Representation after the date that is 12 months after the date of closing of the Transaction. If any issues arise post-closing, we may not be entitled to sufficient, or any, indemnification or recourse from the Seller Parties, which could have a material adverse impact on our business and results of operations.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated October 5, 2020, by and among Tabula Rasa HealthCare Group, Inc., Tabula Rasa HealthCare, Inc., Personica Holdings, Inc., each of the members of the Seller Group and the Seller Representative.
10.1	Loan and Security Modification Agreement, dated as of October 5, 2020, by and among Tabula Rasa HealthCare, Inc., Tabula Rasa HealthCare Group, Inc., CK Solutions, LLC, the several banks and other financial institutions or entities party thereto, and Western Alliance Bank.
99.1	Press release of Tabula Rasa HealthCare, Inc. issued October 5, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* The schedules and exhibits to the membership interest purchase agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: October 5, 2020